TCW/DW TERM TRUST 2002        Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS September 30, 1997

DEAR SHAREHOLDER:

For the fiscal year ended September 30, 1997, TCW/DW Term Trust 2002's net asset value per share increased from $9.18 to $9.89. Based on this change, and including reinvestment of dividends and capital gains distributions totaling approximately $0.70 per share, the Trust's total return on net asset value for the fiscal year was 16.85 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $8.125 to $9.125 per share. Based on this change, and including reinvestment of dividends, the Trust's total return for the period was 21.81 percent. This strong investment performance is largely attributable to the Trust's market discount to net asset value narrowing from 11.5 percent to 7.7 percent during the fiscal year, as well as the impressive rally in the fixed-income markets.

In response to increasing portfolio earnings, the Trust raised its monthly dividend from $0.052 to $0.055 per share in February 1997. The increase in portfolio earnings during the period is largely attributable to the decline in short-term interest rates experienced over the past two years.

THE MARKET

Propelled by reassuring inflation data, a declining federal budget deficit and a watchful Federal Reserve Board, the fixed-income sector posted strong returns during the year. However, some economists now doubt the market's ability to sustain this rally, noting recent indications that the pace of economic growth may be accelerating. Nonetheless, the Federal Reserve Board was not expected to raise interest rates at its September meeting and indeed the central bank did not alter its policy at that time.

Investor demand for mortgage-backed securities is strong and even though yield spreads have tightened, the sector has retained its yield advantage over other fixed-income securities. The Trust's investment adviser, TCW Funds Management, Inc. (TCW), believes that mortgage-backed yield spreads are positioned to remain relatively stable in the coming months provided the yield on the 10 year U.S. Treasury note does not fall below six percent, which would renew mortgage prepayment fears. Issuance of

TCW/DW TERM TRUST 2002
LETTER TO THE SHAREHOLDERS, continued

collateralized mortgage obligations (CMOs) in 1997 is now in excess of $100 billion, which has helped support the mortgage-backed market as a whole.

THE PORTFOLIO

Approximately 64 percent of the Trust is invested in AAA-rated mortgage pass-through securities or CMOs with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 21 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. The remaining 15 percent is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 offering price to shareholders at maturity. At September 30, 1997, the Trust's degree of leverage (the ratio of debt to assets) was 28 percent of total assets.

LOOKING AHEAD

TCW remains generally positive regarding the mortgage-backed sector's long-term prospects. Although signs of robust economic activity have reappeared in recent months, real interest rates remain at historically high levels. (In the past, periods of strong bond market performance have correlated with high real rates of interest). The Trust's net asset and NYSE market values will continue to fluctuate as both respond to changes in market conditions and interest rates.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Trust repurchased 2,679,900 shares of common stock at a weighted average market discount of
9.44 percent.

We appreciate your support of TCW/DW Term Trust 2002 and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS September 30, 1997

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (116.5%)
            U.S. GOVERNMENT AGENCIES (60.7%)
$   727     Federal Home Loan Mortgage Corp. 1385 SB ........................  10.414+%  10/15/07  $   750,281
  3,063     Federal Home Loan Mortgage Corp. 1389 SB ........................   9.507+   10/15/07    2,987,654
 30,000     Federal Home Loan Mortgage Corp. 1465 G (PAC)++ .................   7.00     12/15/07   30,385,179
 15,600     Federal Home Loan Mortgage Corp. 1481 H (PAC)++  ................   6.875    08/15/21   15,774,636
  4,205     Federal Home Loan Mortgage Corp. 1519 J .........................  11.62 +   05/15/08    4,226,449
 16,447     Federal Home Loan Mortgage Corp. 1606 SC++ ......................   7.446+   11/15/08   13,974,555
 10,347     Federal Home Loan Mortgage Corp. 1609 LG (PAC)++ ................   5.010+   11/15/23    9,034,703
 19,884     Federal Home Loan Mortgage Corp. 1611 QB (PAC)++ ................   8.969+   11/15/23   17,926,862
 18,300     Federal Home Loan Mortgage Corp. 1633 B++ .......................   6.50     09/15/23   17,600,354
 18,500     Federal Home Loan Mortgage Corp. 1638 K (PAC)++ .................   6.50     03/15/23   18,015,195
  1,261     Federal National Mortgage Assoc. 1992-138 O++ ...................   7.50     07/25/22    1,273,726
 13,993     Federal National Mortgage Assoc. 1992-150 SV (PAC) ..............  11.516+   05/25/21   14,062,948
 15,703     Federal National Mortgage Assoc. 1992-208 C (TAC)++ .............   7.50     10/25/07   15,981,952
 16,248     Federal National Mortgage Assoc. 1992-214 K++ ...................   7.50     12/25/22   16,305,582
  8,333     Federal National Mortgage Assoc. 1993-139 SP (PAC) ..............   7.44 +   12/25/21    7,296,916
 21,230     Federal National Mortgage Assoc. 1993-141 A++ ...................   7.00     12/25/22   20,927,397
  9,843     Federal National Mortgage Assoc. 1993-179 SV++ ..................   3.859+   10/25/21    7,535,550
 18,193     Federal National Mortgage Assoc. 1993-190 S  ....................   5.357+   10/25/08   14,184,400
  7,392     Federal National Mortgage Assoc. 1993-190 SB (PAC) ..............   5.347+   10/25/08    6,993,398
  5,814     Federal National Mortgage Assoc. 1993-238 SA++ ..................   7.274+   07/25/08    4,983,645
 20,000     Federal National Mortgage Assoc. G1992-44 SC ....................  12.939+   08/25/20   20,400,000
                                                                                                   -----------
            TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $272,923,309) .....................    260,621,382
                                                                                                   -----------
            PRIVATE ISSUES (55.8%)
  9,022     Bear Stearns Mortgage Securities, Inc. 1993-10 A7 (PAC) .........   7.20     07/25/24    9,053,659
 19,844     Citicorp Mortgage Securities, Inc. 1992-20 A5 ...................   7.50     12/25/07   20,203,573
 19,574     CMC Securities Corp. III 1994-C A9 (PAC) ........................   6.75     03/25/24   18,684,669
 11,232     CountryWide Funding Corp. 1994-4 A12 ............................   6.95     04/25/24   10,699,176
 21,117     CountryWide Mortgage Backed Securities, Inc. 1993-B A6 (PAC) ....   6.75     11/25/23   19,739,502
 30,045     General Electric Capital Mortgage Services, Inc. 1994-6 A9 ......   6.50     09/25/22   28,024,558
 10,000     NorWest Asset Securities Corp. 1996-1 A5 ........................   7.50     08/25/26   10,094,946
 12,247     Prudential Home Mortgage Securities 1992-50 A3 ..................   8.00     12/25/23   12,277,433
 13,170     Prudential Home Mortgage Securities 1993-2 A7 ...................   7.00     02/25/08   12,849,948
 16,426     Prudential Home Mortgage Securities 1993-34 A1 ..................   7.00     08/25/23   16,459,696
 20,000     Prudential Home Mortgage Securities 1993-60 A3 (PAC) ............   6.75     12/25/23   18,827,632
 41,182     Resolution Funding Mortgage Securities I 1992-S38 A6 ............   7.50     02/25/18   41,516,398
 16,836     Resolution Funding Mortgage Securities I 1993-S40 A8 (TAC) ......   6.75     11/25/23   16,264,079
  4,731     Ryland Mortgage Securities Corp. 1992-18 C ......................   7.75     09/25/19    4,741,548
                                                                                                   -----------
            TOTAL PRIVATE ISSUES (Identified Cost $241,188,969) .............                      239,436,817
                                                                                                   -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Identified Cost $514,112,278) ....................................................    500,058,199
                                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS September 30, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
            U.S GOVERNMENT AGENCY MORTGAGE
            PASS-THROUGH SECURITY (1.6%)
  $ 6,613   Government National Mortgage Assoc. II
             (Identified Cost $6,699,707) ...................................   7.375*%  06/20/25   $  6,807,168
                                                                                                   ---------------
            MUNICIPAL BONDS (18.3%)
            Electric Revenue (1.4%)
    8,400   Lower Colorado River Authority, Texas, Jr Lien 4th Ser (FGIC) ...   0.00     01/01/04      6,290,088
                                                                                                   ---------------
            Industrial Development Revenue (4.6%)
            Metropolitan Pier & Exposition Authority, Illinois,
    6,610    McCormick Place (AMBAC) ........................................   0.00     06/15/02      5,340,814
    7,400    McCormick Place (AMBAC) ........................................   0.00     12/15/02      5,845,260
   10,465   Pennsylvania Convention Center Authority, Ser A (FGIC) (ETM) ....   0.00     09/01/02      8,411,453
                                                                                                   ---------------
                                                                                                      19,597,527
                                                                                                   ---------------
            Other Revenue (7.9%)
   17,500   North Slope Boro, Alaska, Ser 1992 A (MBIA) .....................   0.00     06/30/03     13,450,500
   33,140   Johnson County, Kansas, (AMBAC)(ETM) ............................   0.00     06/01/12     12,300,905
   10,400   Texas, 1992 Refg Ser C (FGIC) ...................................   0.00     04/01/03      8,106,176
                                                                                                   ---------------
                                                                                                      33,857,581
                                                                                                   ---------------
            Tax Allocation (2.3%)
   12,370   Harris County, Texas, (MBIA) ....................................   0.00     10/01/02      9,886,599
                                                                                                   ---------------
            Transportation Revenue (2.1%)
   12,000   Contra Costa Transportation Authority, California, Sales Tax
             (FGIC) (ETM) ...................................................   0.00     03/01/04      8,939,160
                                                                                                   ---------------
            TOTAL MUNICIPAL BONDS (Identified Cost $72,781,389) .............                         78,570,955
                                                                                                   ---------------
            SHORT-TERM INVESTMENTS (1.9%)
            U.S. GOVERNMENT AGENCY (a) (0.9%)
    4,000   Federal Home Loan Banks (Amortized Cost $4,000,000)  ............   6.00     10/01/97      4,000,000
                                                                                                   ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
PORTFOLIO OF INVESTMENTS September 30, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (1.0%)
   $4,124   The Bank of New York (dated 09/30/97; proceeds $4,124,788) (b)
             (Identified Cost $4,124,187)  ..................................   5.25%    10/01/97    $  4,124,187
                                                                                                   ---------------
            TOTAL SHORT-TERM INVESTMENTS (Identified Cost $8,124,187) .............................     8,124,187
                                                                                                   ---------------
            TOTAL INVESTMENTS (Identified Cost $601,717,561)(c) ........................  138.3%      593,560,509
            LIABILITIES IN EXCESS OF OTHER ASSETS ......................................  (38.3)     (164,232,235)
                                                                                          ------   ---------------
            NET ASSETS .................................................................  100.0%     $429,328,274
                                                                                          ======== ===============

------------
ETM       Escrowed to maturity.
PAC       Planned Amortization Class.
TAC       Targeted Amortization Class.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
* Floating rate security. Rate shown is the rate in effect at September 30, 1997.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $132,672 U.S. Treasury Bond 7.875% due 02/15/21 valued at $156,075 and $3,973,609 U.S. Treasury Note 5.75% due 10/31/00 valued at $4,050,596.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,043,018 and the aggregate gross unrealized depreciation is $19,200,070, resulting in net unrealized depreciation of $8,157,052.

Bond Insurance:
---------------
AMBAC     AMBAC Indemnity Corporation.
FGIC      Financial Guaranty Insurance Company.
MBIA      Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997

ASSETS:
Investments in securities, at value
 (identified cost $601,717,561)..........    $593,560,509
Interest receivable......................       3,144,863
Deferred organizational expenses ........           1,857
Prepaid expenses ........................          37,867
                                           --------------
  TOTAL ASSETS...........................     596,745,096
                                           --------------
LIABILITIES:
Reverse repurchase agreements............     166,575,000
Payable for:
  Interest...............................         364,666
  Management fee ........................         145,979
  Shares of beneficial interest
  repurchased............................         139,175
  Investment advisory fee ...............          97,320
Accrued expenses ........................          94,682
Contingencies (Note 9)...................         --
                                           --------------
  TOTAL LIABILITIES......................     167,416,822
                                           --------------
  NET ASSETS ............................    $429,328,274
                                           ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital..........................    $415,305,350
Net unrealized depreciation .............      (8,157,052)
Accumulated undistributed net investment
 income..................................      22,179,995
Accumulated net realized loss............             (19)
                                           --------------
  NET ASSETS ............................    $429,328,274
                                           ==============
NET ASSET VALUE PER SHARE,
 43,430,740 shares outstanding
 (unlimited shares authorized of $.01
 par value)..............................           $9.89
                                           ==============

STATEMENT OF OPERATIONS
For the year ended September 30, 1997

NET INVESTMENT INCOME:
INTEREST INCOME .......................    $44,397,892
                                        -------------
EXPENSES
Management fee ........................      1,656,325
Investment advisory fee ...............      1,104,216
Transfer agent fees and expenses ......        152,132
Professional fees .....................         88,760
Shareholder reports and notices  ......         55,064
Insurance expenses ....................         51,008
Registration fees .....................         40,408
Trustees' fees and expenses............         32,116
Organizational expenses ...............         14,040
Other..................................        128,760
                                         -------------
  TOTAL OPERATING EXPENSES ............      3,322,829
Interest expense.......................      9,274,331
                                         -------------
  TOTAL EXPENSES.......................     12,597,160
                                         -------------
  NET INVESTMENT INCOME ...............     31,800,732
                                         -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized loss .....................            (19)
Net change in unrealized depreciation       29,063,160
                                         -------------
  NET GAIN.............................     29,063,141
                                         -------------
NET INCREASE...........................    $60,863,873
                                         =============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR        FOR THE YEAR
                                                               ENDED               ENDED
                                                           SEPTEMBER 30, 1997  SEPTEMBER 30, 1996
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................        $ 31,800,732       $ 34,380,524
Net realized gain (loss)...............................                 (19)           778,924
Net change in unrealized depreciation..................          29,063,160         (8,123,925)
                                                         ------------------ ------------------
  NET INCREASE.........................................          60,863,873         27,035,523
                                                         ------------------ ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:  ....
Net investment income .................................         (30,604,106)       (27,791,846)
Net realized gain......................................            (958,955)          (253,689)
                                                         ------------------ ------------------
  TOTAL................................................         (31,563,061)       (28,045,535)
                                                         ------------------ ------------------
Net decrease from transactions in shares of beneficial
 interest..............................................         (23,067,049)       (22,900,449)
                                                         ------------------ ------------------
  NET INCREASE (DECREASE)..............................           6,233,763        (23,910,461)
NET ASSETS:
Beginning of period....................................         423,094,511        447,004,972
                                                         ------------------ ------------------
  END OF PERIOD
  (Including undistributed net investment income of
  $22,179,995 and $20,920,552, respectively)  .........        $429,328,274       $423,094,511
                                                         ================== ==================

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
FINANCIAL STATEMENTS, continued

STATEMENT OF CASH FLOWS
For the year ended September 30, 1997

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ................................................    $ 31,800,732
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations  ......         275,169
Increase in payables related to operations ...........................         123,109
Net amortization of discount/premium .................................      (4,325,022)
                                                                        --------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES ..........................      27,873,988
                                                                        --------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments .............................................      (1,879,862)
Principal prepayments of investments .................................      23,176,783
Net purchases of short-term investments ..............................      (2,086,741)
                                                                        --------------
  NET CASH PROVIDED BY INVESTING ACTIVITIES ..........................      19,210,180
                                                                        --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased  ..........     (23,137,071)
Net proceeds from the issuance of reverse repurchase agreements  .....       7,611,000
Dividends to shareholders from net investment income .................     (30,604,106)
Distributions to shareholders from capital gains......................        (958,955)
                                                                        --------------
  NET CASH USED FOR FINANCING ACTIVITIES..............................     (47,089,132)
                                                                        --------------
NET DECREASE IN CASH .................................................          (4,964)
CASH BALANCE AT BEGINNING OF PERIOD ..................................           4,964
                                                                        --------------
CASH BALANCE AT END OF PERIOD ........................................    $     --
                                                                        ==============
Cash paid during the period for interest .............................    $  9,147,781
                                                                        ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS September 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2002 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on August 28, 1992 and commenced operations on November 30, 1992. The Trust will distribute substantially all of its net assets on or about December 31, 2002 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS September 30, 1997, continued

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Trust in the amount of approximately $70,200 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS September 30, 1997, continued

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1997 were as follows:

                                                     PURCHASES    PREPAYMENTS
                                                   ------------ -------------
U.S. Government Agencies                                $--       $10,705,764
Private Issue Collateralized Mortgage Obligations    1,879,862     12,471,019

Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $1,500.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                          CAPITAL
                                                                                                          PAID IN
                                                                                           PAR VALUE     EXCESS OF
                                                                               SHARES      OF SHARES     PAR VALUE
                                                                           ------------- -----------  --------------
Balance, September 30, 1995 ..............................................   48,971,940    $489,719    $460,845,946
Treasury shares purchased and retired (weighted average discount 12.58%)*.   (2,861,300)    (28,613)    (22,871,836)
                                                                           ------------- -----------  --------------
Balance, September 30, 1996 ..............................................   46,110,640     461,106     437,974,110
Treasury shares purchased and retired (weighted average discount 9.44%)* .   (2,679,900)    (26,799)    (23,040,250)
                                                                           ------------- -----------  --------------
Reclassification due to permanent book/tax difference.....................       --           --            (62,817)
                                                                           ------------- -----------  --------------
Balance, September 30, 1997 ..............................................   43,430,740    $434,307    $414,871,043
                                                                           ============= ===========  ==============

------------
*      The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

As of September 30, 1997, the Trust had permanent book/tax differences attributable to nondeductible expenses. To reflect reclassifications arising from these differences, paid-in-capital was charged and accumulated undistributed net investment income was credited $62,817.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS September 30, 1997, continued

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 1997, securities valued at $177,709,818 were pledged as collateral.

At September 30, 1997, the reverse repurchase agreements outstanding were $166,575,000 with a weighted interest rate of 5.62% maturing within 63 days. The maximum and average daily amounts outstanding during the period were $176,837,000 and $164,236,304, respectively. The weighted average interest rate during the period was 5.65%.

8. DIVIDENDS

The Trust declared the following dividends from net investment income:

    DECLARATION       AMOUNT PER        RECORD           PAYABLE
        DATE            SHARE            DATE             DATE
------------------  ------------- ----------------  ----------------
September 23, 1997      $0.055      October 3, 1997    October 17, 1997
 October 28, 1997       $0.055      November 7, 1997   November 21, 1997

9. LITIGATION

Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants -but not against the Trust -by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust.

TCW/DW TERM TRUST 2002
NOTES TO FINANCIAL STATEMENTS September 30, 1997, continued

In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July, 1997, the Court denied the motion for judgement on the pleadings. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2002
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                               FOR THE YEAR ENDED SEPTEMBER        FOR THE PERIOD
                                                                    30,                          NOVEMBER 30, 1992*
                                                   ---------------------------------------------       THROUGH
                                                      1997        1996       1995        1994    SEPTEMBER 30, 1993
-------------------------------------------------  ---------- ----------  ---------- ----------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............   $ 9.18      $ 9.13     $ 7.86     $ 10.18         $ 9.40
                                                   ---------- ----------  ---------- ----------  ------------------
Net investment income.............................     0.74        0.74       0.68        0.99           0.73
Net realized and unrealized gain (loss)...........     0.62       (0.17)      1.25       (2.45)          0.65
                                                   ---------- ----------  ---------- ----------  ------------------
Total from investment operations..................     1.36        0.57       1.93       (1.46)          1.38
                                                   ---------- ----------  ---------- ----------  ------------------
Less dividends and distributions from:
 Net investment income............................    (0.68)      (0.58)     (0.68)      (0.84)         (0.59)
 Net realized gain................................    (0.02)      (0.01)      --         (0.02)          --
                                                   ---------- ----------  ---------- ----------  ------------------
Total dividends and distributions.................    (0.70)      (0.59)     (0.68)      (0.86)         (0.59)
                                                   ---------- ----------  ---------- ----------  ------------------
Anti-dilutive effect of acquiring treasury
 shares...........................................     0.05        0.07       0.02        --             --
                                                   ---------- ----------  ---------- ----------  ------------------
Less offering costs charged against capital  .....     --          --         --          --            (0.01)
                                                   ---------- ----------  ---------- ----------  ------------------
Net asset value, end of period....................   $ 9.89      $ 9.18     $ 9.13     $  7.86         $10.18
                                                   ========== ==========  ========== ==========  ==================
Market value, end of period.......................   $9.125      $8.125     $ 7.75     $  8.25         $10.25
                                                   ========== ==========  ========== ==========  ==================
TOTAL INVESTMENT RETURN+..........................    21.81%      12.77%      2.52%     (12.19)%         8.60%(1)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses................................     0.78%       0.79%      0.80%       0.78%          0.77%(2)
Interest expense..................................     2.19%       1.93%      2.28%       1.44%          0.68%(2)
Net expenses......................................     2.97%       2.72%      3.08%       2.22%          1.45%(2)
Net investment income.............................     7.51%       7.85%      8.15%      10.85%          9.05%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........  $429,328    $423,095   $447,005    $392,914       $509,220
Portfolio turnover rate ..........................       --++         7%        --++        24%            29%(1)

------------
*      Commencement of operations.
+ Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total investment return does not reflect brokerage commissions.
++     Less than 0.5%.
(1)    Not annualized.
(2)    Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW TERM TRUST 2002

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2002 (the "Trust") at September 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 30, 1992 (commencement of operations) through September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 10, 1997

                        1997 FEDERAL TAX NOTICE (unaudited)

       During the fiscal year ended September 30, 1997, the Fund paid to shareholders $0.02 per share from long-term capital gains.

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manual H. Johnson
Thomas E. Larkin,Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin,Jr.
President

Barry Fink
Vice President. Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISE
TCW Funds Management, Inc.


TCW/DW

       TERM TRUST
       2002


[GRAPHIC OF TCW/DW TERM TRUST]


        ANNUAL REPORT
        SEPTEMBER 30, 1997